                                 EXHIBIT (a)(7)

                              LETTER OF TRANSMITTAL

              To Accompany Certificates for Shares of Common Stock
                           of Legend Properties, Inc.

                (Please Read the Attached Instructions Carefully)

---------------------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF CERTIFICATES SURRENDERED
---------------------------------------------------------------------------------------------------------------------

                                                                                    CERTIFICATE(S) ENCLOSED
                                                                             (ATTACH ADDITIONAL LIST IF NECESSARY)
                                                                           ------------------------------------------
              NAME(S) AND ADDRESS(ES) OF REGISTERED OWNERS                     CERTIFICATE             NUMBER
                        (PLEASE FILL IN IF BLANK)                               NUMBER(S)             OF SHARES
--------------------------------------------------------------------------
                                                                           --------------------- --------------------

                                                                           --------------------- --------------------

                                                                           --------------------- --------------------

                                                                           --------------------- --------------------

                                                                           --------------------- --------------------

                                                                           --------------------- --------------------
                                                                           TOTAL NUMBER
                                                                           OF SHARES
-------------------------------------------------------------------------- --------------------- --------------------







                      TO: BOSTON EQUISERVE, AS PAYING AGENT

           BY MAIL:                                   BY HAND:                            BY OVERNIGHT DELIVERY:
           --------                                   --------                            ----------------------
Equiserve                        Securities Transfer and Reporting Services, Inc.     Equiserve
Corporate Actions                c/o Equiserve                                        Attn:  Corporate Actions
P.O. Box 8029                    100 William Street/Galleria                          150 Royall Street
Boston, MA 02266-8029            New York, NY 10038                                   Canton, MA 02021


         In connection with the merger (the "Merger") with and into Legend Properties, Inc., a Delaware corporation (the "Company"), of LP Acquisition Corp. ("Mergerco"), a Delaware corporation formed by RGI Holdings, Inc., the holder of approximately 80% of the Company's outstanding Common Stock, $.01 par value (the "Common Stock") for the purpose of consummating the Merger, with the Company being the surviving corporation (the "Surviving Corporation"), pursuant to the Agreement and Plan of Merger dated as of January 6, 2000 (the "Merger Agreement"), which Merger became effective on August 31, 2000, the undersigned hereby deposits and surrenders the above-described stock certificate(s) formerly representing shares of Common Stock of the Company in exchange for a check for $0.50, without interest, for each share of Common Stock surrendered, in accordance with the Merger Agreement and instructions specified below.

         The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to surrender the certificate(s) representing the shares of Common Stock set forth above and (ii) the undersigned has good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by you or the Surviving Corporation to be necessary or desirable to complete the surrender and exchange of such Common Stock certificate(s).

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors and assigns of the undersigned.

         The undersigned understands that the delivery and surrender of the certificate(s) representing Common Stock shall be effected, and risk of loss and title to such certificate(s) shall pass, only upon proper delivery to the Paying Agent of such certificate(s) and this Letter of Transmittal, duly completed and signed, together with all accompanying evidence of authority in form satisfactory to the Surviving Corporation and other required documents and payments of any transfer or other taxes. All questions as to validity, form and eligibility of the surrender of certificate(s) hereunder will be determined by the Surviving Corporation, and such determination shall be final and binding on the stockholders.

         Please issue a check for the cash to which the undersigned is entitled in the name in which the former shares of Common Stock owned by the undersigned have been recorded on the books of the Company and deliver the same or mail to the address of record, unless other instructions as to identity of the registered holder or mailing address are indicated.

PLEASE SIGN HERE (See General Instruction 3)

X                                           Date
  ----------------------------------        -----------------------------------
X
  ----------------------------------        Telephone Number, Including
        (Signature(s) of Owner(s)           Area Code (       )
              and Capacity                                     ----------------

         Signature(s) of registered holder(s) must be signed by registered holder(s) exactly as name appears on certificate(s) or by person(s) authorized to sign certificate(s) and document(s) transmitted.

Signature(s) Guaranteed by: (See General Instruction 3)

-------------------------------------

-------------------------------------
     (AUTHORIZED SIGNATURE)

             PLEASE COMPLETE ATTACHED FORM W-9. IF A PERSON HAS BEEN
                 INDICATED UNDER "SPECIAL ISSUANCE INSTRUCTIONS"
                  BELOW, SUCH PERSON MUST COMPLETE A FORM W-9.

--------------------------------------------------------------------------------

       TO BE COMPLETED BY ALL PERSONS SURRENDERING SHARES OF COMMON STOCK

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         TAXPAYER IDENTIFICATION NUMBER

--------------------------------------------------------------------------------
Please provide your Taxpayer                                [              ]
Identification Number or Social
Security Number in the box at the
right and certify by signing and
dating below.*

Date:                                                , 2000
     ------------------------------------------------

Sign
Here:
     ------------------------------------------------

* IRS rulings require a 31% withholding on any cash distributions for which a Social Security Number or Taxpayer Identification Number has not been provided. See Instruction 7.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             FILL IN ONLY IF CHECK(S) ARE TO BE ISSUED OR MAILED TO
              OTHER THAN NAME AND ADDRESS OF RECORD AS SHOWN ABOVE

--------------------------------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------
              SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
                   (See Instruction 4A)                                      (See Instruction 4B)

  To be completed ONLY if checks are to be issued in                      To be completed ONLY if checks are to be sent to
  the name of someone other than the person or persons                    someone other than the person or persons whose
  whose signature(s) appears on the face of this Letter                   signature(s) appears on the face of this Letter of
  of Transmittal or issued to a record address                            Transmittal or to an address other than that shown
  different from that shown in the box entitled                           in the box entitled "Description of Certificate(s)
  "Description of Certificate(s) Surrendered" on the                      Surrendered" on the face of this Letter of
  face of this Letter of Transmittal.*                                    Transmittal.

  Name:                                                                   Name:
       -----------------------------------------                               -------------------------------------------
                      (Please Print)                                            (Please Print)

       -----------------------------------------                               -------------------------------------------
                      (Please Print)                                            (Please Print)

  Address:                                                                Address:
          -----------------------------------------                               ----------------------------------------
                                          Zip Code                                                                Zip Code

     ----------------------------------------------                          ----------------------------------------------
     Employer Identification or Social Security No.                          Employer Identification or Social Security No.

-----------------------------------------------------                    -----------------------------------------------------

*IRS rulings require a 31% withholding on any cash distributions for which a Social Security or Taxpayer Identification Number has not been provided. See Instruction 7.

                              GENERAL INSTRUCTIONS

                   FOR DEPOSIT AND SURRENDER OF CERTIFICATE(S)
     FORMERLY REPRESENTING SHARES OF COMMON STOCK OF LEGEND PROPERTIES, INC.

1.       THE COMPLETION OF LETTER OF TRANSMITTAL AND DEPOSIT
         AND SURRENDER OF CERTIFICATES

         This Letter of Transmittal ("Letter of Transmittal") must be properly filled out, executed and mailed or delivered, accompanied by the certificate(s) representing the shares of Common Stock to be deposited and surrendered in the manner indicated, to Boston Equiserve, as Paying Agent (the "Paying Agent"), at the address set forth on the front of the Letter of Transmittal. No checks may be delivered to a former Company stockholder until a properly completed Letter of Transmittal, accompanied by the certificate(s) for shares of Common Stock to be deposited and surrendered and other documents, if required, have been received by the Paying Agent.

2.       METHOD OF DELIVERY

         The method of delivery of certificate(s) for shares of Common Stock to be deposited and surrendered to the Paying Agent, at the address set forth on the front of the Letter of Transmittal, is at the option and risk of the depositing and surrendering former stockholder. Delivery will be deemed effective only when received by the Paying Agent at such address. If the certificate(s) is sent by mail, then registered mail, properly insured, is suggested. A return envelope is enclosed for convenience of transmittal.

3.       SIGNATURE AND ENDORSEMENT

         A. CHECK(S) IN SAME NAME(S). If any check(s) is to be issued in the name of the registered holder of the deposited and surrendered certificate(s), such deposited and surrendered certificate(s) need not be endorsed and the signature on the Letter of Transmittal need not be guaranteed.

         B. CHECK(S) IN NEW NAME(S). If any check(s) is to be issued in a name different from that in which the deposited and surrendered certificate(s) is registered, such deposited and surrendered certificate(s) must be endorsed or accompanied by an appropriate stock power, with the signature guaranteed by a commercial bank, trust company, credit union or savings and loan that is a member of the Medallion Signature Guarantee Program or by a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. The signature on the Letter of Transmittal also must be guaranteed in the same manner.

         C. PERSONS ACTING IN A FIDUCIARY CAPACITY. Letters of Transmittal executed by trustees, executors, administrators, guardians, officers of corporations, attorneys-in-fact or others acting in a fiduciary or representative capacity must indicate such capacity and must be accompanied by proper evidence of the signer's authority to act.

         D. JOINT OWNERS; DIFFERENT NAMES. If any of the certificate(s) surrendered hereby are owned by two or more joint owners, all such owners must sign this Letter of Transmittal. If any certificate(s) surrendered are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are names in which certificate(s) are held.

4.       PARTICULAR INSTRUCTIONS CONCERNING ISSUANCE AND DELIVERY

         A. ISSUANCE INSTRUCTIONS. Indicate in the box labeled "Special Issuance Instructions" the information requested therein with respect to any persons to whom any check(s) are to be issued IF DIFFERENT from the name or address of the person(s) that is recorded on the books of the Company.

         B. DELIVERY INSTRUCTIONS. Indicate in the box labeled "Special Delivery Instructions" the name and address of the person to whom any check(s) are to be sent IF DIFFERENT from the name or address that is recorded on the books of the Company.

5.       MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATE(S)

         Any stockholder whose certificate(s) have been mutilated, lost, stolen, or destroyed should contact the Paying Agent, at the address indicated above, for further instructions.

6.       TRANSFER TAXES

         IF PAYMENT IS MADE TO ANY PERSON OTHER THAN THE REGISTERED STOCKHOLDER, OR IF TENDERED CERTIFICATE(S) ARE RECORDED IN THE NAME OF ANY PERSON OTHER THAN THE PERSON SIGNING THIS LETTER OF TRANSMITTAL, THEN THE AMOUNT OF SUCH TRANSFER OR OTHER TAXES (WHETHER IMPOSED ON THE REGISTERED HOLDER OR ANY OTHER PERSON) REQUIRED BY REASON OF THE PAYMENT TO A PERSON OTHER THAN THE REGISTERED HOLDER OF THE CERTIFICATE(S) SURRENDERED MUST BE PAID BY THE PERSON REQUESTING SUCH PAYMENT OR SUCH REQUESTING PERSON MUST ESTABLISH TO THE SATISFACTION OF THE SURVIVING CORPORATION THAT THE TAX HAS BEEN PAID OR IS NOT APPLICABLE.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

7.       TAXPAYER IDENTIFICATION NUMBER

         Federal income tax law requires that a stockholder who surrenders certificate(s) must provide his or her correct taxpayer identification number ("TIN"), which, in the case of a stockholder who is an individual, is his or her social security number. If the stockholder does not provide the correct TIN, the stockholder may be subject to a penalty imposed by the Internal Revenue Service ("IRS"), and payments made to the stockholder may be subject to a 31% backup withholding. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS. Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt person, that individual must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status. A Form W-8 for such a statement can be obtained from the Paying Agent.

         To prevent backup withholding, each surrendering stockholder subject to backup withholding must provide his or her correct TIN by completing the attached Form W-9, certifying that the TIN provided is correct (or that the stockholder is awaiting a TIN) and that (a) the stockholder has not been notified by the IRS that it, he or she is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the stockholder that it, he or she is no longer subject to backup withholding. To prevent possible erroneous backup withholding, exempt stockholders (other than certain foreign individuals) should certify on the attached Form W-9 that such stockholder is exempt from backup withholding. If a stockholder has been notified by the IRS that it, he or she is subject to backup withholding because of underreporting interest or dividends on its, his or her tax return, it, he or she should nevertheless complete and sign the attached Form W-9 but should (unless after being so notified by the IRS it, he or she received a notification from the IRS that it, he or she is no longer subject to backup withholding) cross out item (2) of the certification on the form. In such case, backup withholding will not apply to the delivery to the stockholder of the check. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the chart on page 7 hereof for information on which TIN to report.

8.       PROMPT RETURN OF CERTIFICATES

         It is important that the Company's stockholders surrender their Common Stock certificate(s) promptly. No check will be mailed until a properly completed Letter of Transmittal and certificate(s) have been received by the Paying Agent.

9.       INQUIRIES

         All inquiries with respect to this Letter of Transmittal and the surrender of any certificate(s) formerly representing shares of Common Stock should be directed to the Paying Agent (Telephone: (800) 730-6001).

10.      MISCELLANEOUS

         The Surviving Corporation will not be under any duty to notify any stockholder of any defects in the deposit and surrender of any certificate(s) formerly representing Common Stock and shall not incur any liability for failure to give such notification. The Surviving Corporation shall have the absolute right to reject any or all of such deposits that are not in proper form and to waive any irregularities or conditions of such deposits. All questions with respect to the Letter of Transmittal will be determined by the Surviving Corporation, which determination shall be final and binding.

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                                         TO BE COMPLETED BY ALL SURRENDERING STOCKHOLDERS

       If a person has been indicated under "Special Issuance Instructions," such person must complete a substitute Form W-9
    (See Instruction 7 and the enclosed Guidelines for Certification of "Taxpayer Identification Number on Substitute Form W-9)

                                                 PAYER'S NAME: LEGEND PROPERTIES, INC.
                                 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------
               SUBSTITUTE                 PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION             TAXPAYER IDENTIFICATION NUMBER
                                          NUMBER IN THE SPACE AT RIGHT AND CERTIFY BY             -------------------------------
                FORM W-9                  SIGNING AND DATING BELOW.
                                                                                                  -------------------------------

                                                                                                      (Social Security No. or
                                                                                                   Employer Identification No.)

                                          -----------------------------------------------------------------------------------------
       DEPARTMENT OF THE TREASURY         PLEASE CHECK THIS BOX IF YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TAXPAYER
        INTERNAL REVENUE SERVICE          IDENTIFICATION NUMBER                 [ ]
                                          -----------------------------------------------------------------------------------------
                                          CERTIFICATION -- Under penalties of perjury, I certify that:

                                          (1)   The number shown on this form is
                                                my correct Taxpayer
                                                Identification Number (or I am
                                                waiting for a Taxpayer
                                                Identification Number to be
                                                issued to me), and

                                          (2)   I am not subject to backup
                                                withholding either because I
                                                have not been notified by the
                                                Internal Revenue Service ("IRS")
                                                that I am subject to backup
                                                withholding as a result of a
                                                failure to report all interest
                                                or dividends, or the IRS has
                                                notified me that I am no longer
                                                subject to backup withholding.

                                                   You must cross out item (2)
                                          if you have been notified by the IRS
                                          that you are subject to backup
                                          withholding because of underreporting
                                          interest or dividends on your tax
                                          return. However, if after being
                                          notified by the IRS that you were
                                          subject to backup withholding you
                                          received another notification from the
                                          IRS that you are no longer subject to
                                          backup withholding do not cross out
                                          item (2).

          PAYER'S REQUEST FOR
        TAXPAYER IDENTIFICATION                PRINT YOUR NAME:
       NUMBER AND CERTIFICATION.                               ---------------------------------------------------------
         FOR PAYEES EXEMPT FROM                        ADDRESS:
        BACKUP WITHHOLDING. (SEE                               ---------------------------------------------------------
      GUIDELINES FOR CERTIFICATION                     SIGNATURE:                                  DATE:
       OF TAXPAYER IDENTIFICATION                                ----------------------------------     ----------------
          NUMBER ON SUBSTITUTE
               FORM W-9)

                                                NOTE: FAILURE TO COMPLETE AND
                                          RETURN THIS FORM MAY RESULT IN BACKUP
                                          WITHHOLDING OF 31% ON ANY PAYMENTS
                                          MADE TO YOU PURSUANT TO THE MERGER.
                                          FOR ADDITIONAL DETAILS, PLEASE REVIEW
                                          THE ENCLOSED GUIDELINES FOR
                                          CERTIFICATION OF TAXPAYER
                                          IDENTIFICATION NUMBER ON SUBSTITUTE
                                          FORM W-9.

                                                IF YOU CHECKED THE ABOVE BOX OF
                                          THIS SUBSTITUTE FORM W-9 INDICATING
                                          THAT YOU ARE AWAITING RECEIPT OF YOUR
                                          TAXPAYER IDENTIFICATION NUMBER, YOU
                                          MUST SIGN AND DATE THE FOLLOWING
                                          CERTIFICATION:

                                          CERTIFICATE OF PAYEE AWAITING TAXPAYER
                                          IDENTIFICATION NUMBER

                                                I certify under penalties of
                                          perjury that a Taxpayer Identification
                                          Number has not been issued to me, and
                                          that I mailed or delivered an
                                          application to receive a Taxpayer
                                          Identification Number to the
                                          appropriate IRS Center or Social
                                          Security Administration Office (or I
                                          intend to mail or deliver an
                                          application in the near future). I
                                          understanding that if I do not provide
                                          a Taxpayer Identification Number
                                          within 60 days, 31% of all reportable
                                          payments made to me thereafter will be
                                          withheld until I provide a number.

                                                Signature
                                                         ----------------------
                                                Date
                                                    ---------------------------


                                            WHAT TAXPAYER IDENTIFICATION NUMBER TO GIVE
======================================================================================================================
FOR THIS TYPE OF ACCOUNT:                                           GIVE NAME AND SSN OF:

------------------------------------------------------------------- --------------------------------------------------
1.   Individual                                                     The individual
------------------------------------------------------------------- --------------------------------------------------
2.       Two or more individuals (joint account)                    The actual owner of the account or, if combined
                                                                    funds, the first individual on the account.(1)
------------------------------------------------------------------- --------------------------------------------------
3.   Custodian account of a minor (Uniform Gift to Minors           The minor(2)
     Act)
------------------------------------------------------------------- --------------------------------------------------
4.   a.  The usual revocable savings trust (grantor is also         The grantor-trustee(1)
         trustee)
------------------------------------------------------------------- --------------------------------------------------
     b.  So-called trust account that is not a legal or             The actual owner(1)
         valid trust under state law.
------------------------------------------------------------------- --------------------------------------------------
5.   Sole proprietorship                                            The owner(3)
------------------------------------------------------------------- --------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                           GIVE NAME AND EIN OF:
------------------------------------------------------------------- --------------------------------------------------
6.   Sole proprietorship                                            The owner(3)
------------------------------------------------------------------- --------------------------------------------------
7.   A valid trust, estate, or pension trust Legal entity(4)
------------------------------------------------------------------- --------------------------------------------------
8.   Corporate                                                      The corporation
------------------------------------------------------------------- --------------------------------------------------
9.   Association, club, religious, charitable, educational,         The organization
     or other tax-exempt organization
------------------------------------------------------------------- --------------------------------------------------
10.  Partnership                                                    The partnership
------------------------------------------------------------------- --------------------------------------------------
11.  A broker or registered nominee                                 The broker or nominee
------------------------------------------------------------------- --------------------------------------------------
12.  Account with the Department of Agriculture in the name         The public entity
     of a public entity (such as a state or local
     government, school district, or prison) that receives
     agricultural program payments.
======================================================================================================================

----------------------------

(1)      List first and circle the name of the person whose number you furnish.

(2)      Circle the minor's name and furnish the minor's social security number.

(3)      Show the individual's name. You may also enter your business name.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.